                                                                   Exhibit 10.86

                                   ----------

                       EXCHANGE AND STOCKHOLDER AGREEMENT

                                  BY AND AMONG

                          BROOKDALE SENIOR LIVING INC.,

                       FORTRESS BROOKDALE ACQUISITION LLC,

                                       and

                                 MARK J. SCHULTE

                                   ----------

                         Dated as of September 30, 2005
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
ARTICLE I DEFINITIONS.....................................................    1
Section 1.1 Defined Terms.................................................    1

ARTICLE II EXCHANGE; TRANSFER RESTRICTIONS................................    4
Section 2.1 Exchange of Membership Interests..............................    4
Section 2.2 Transfer Restrictions.........................................    4
Section 2.3 Legend........................................................    4

ARTICLE III TAG-ALONG AND DRAG-ALONG RIGHTS...............................    5
Section 3.1 Tag-Along Rights..............................................    5
Section 3.2 Drag-Along Rights.............................................    6

ARTICLE IV REPRESENTATIONS................................................    8
Section 4.1 Due Organization, Authorization...............................    8
Section 4.2 Enforceability, Etc...........................................    8
Section 4.3 No Conflicts..................................................    8
Section 4.4 Governmental Approvals........................................    8
Section 4.5 Litigation....................................................    8
Section 4.6 Investment....................................................    9

ARTICLE V MISCELLANEOUS...................................................    9
Section 5.1 Headings......................................................    9
Section 5.2 Entire Agreement..............................................    9
Section 5.3 Further Actions; Cooperation..................................    9
Section 5.4 Notices.......................................................   10
Section 5.5 Applicable Law................................................   11
Section 5.6 Severability..................................................   11
Section 5.7 Successors and Assigns........................................   11
Section 5.8 Amendments....................................................   11
Section 5.9 Waiver........................................................   11
Section 5.10 Counterparts.................................................   12
Section 5.11 SUBMISSION TO JURISDICTION...................................   12
Section 5.12 Injunctive Relief............................................   12
Section 5.13 Recapitalizations, Exchanges, Etc., Affecting the shares of
                Common Stock; New Issuances...............................   12
Section 5.14 Termination..................................................   12

          THIS EXCHANGE AND STOCKHOLDER AGREEMENT (this "Agreement") is made as of September 30, 2005, by and among Brookdale Senior Living Inc., a Delaware corporation (the "Company"), Fortress Brookdale Acquisition LLC, a Delaware limited liability company ("FBA"), and Mark J. Schulte (the "Individual"). Certain capitalized terms used in this Agreement are defined in Article I. Capitalized terms not defined herein shall have the meaning ascribed to them in the Amended and Restated Limited Liability Company Agreement of FBA dated as of July 26, 2000 and amended as of September 15, 2000 (the "LLC Agreement"). Unless otherwise indicated, references to articles and sections shall be to articles and sections of this Agreement.

          WHEREAS, the Individual is a Member of FBA and FBA is the sole stockholder of Brookdale Living Communities, Inc. ("BLCI");

          WHEREAS, pursuant to the Conveyance Agreement, dated September 30, 2005, by and among the Company, BLCI, BSL Brookdale Merger Inc., a wholly owned subsidiary of the Company ("Merger Sub"), BSL CCRC Merger Inc., BSL FEBC Merger Inc., Emeritus Corporation, FEBC-ALT Investors LLC, FIT-ALT Investor LLC, Fortress CCRC Acquisition LLC, Fortress Investment Trust II, Fortress Registered Investment Trust, FBA, Health Partners and NW Select LLC, Merger Sub has merged with and into BLCI (the "Brookdale Merger") and FBA has received shares of Common Stock (as defined below) as a result of the Brookdale Merger;

          WHEREAS, the parties hereto desire that all of the Individual's Membership Interest in FBA be exchanged for shares of Common Stock owned by FBA; and

          WHEREAS, the parties hereto desire to regulate the transfer of the Shares (as defined below) and provide certain other rights and obligations with respect thereto.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.1 Defined Terms. For purposes of this Agreement, the following terms shall have the following meanings:

               (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

               (b) "Approved Sale" shall have the meaning assigned to it in
Section 3.2(a).

               (c) A Person shall be deemed to "Beneficially Own" securities if such Person is deemed to be a "beneficial owner" within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement.

               (d) "Board" means the board of directors of the Company.

               (e) "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in the City of New York are required or permitted to be closed.

               (f) "Common Stock" shall mean the Company's common stock, par value $0.01 per share and any and all securities of any kind whatsoever of the Company which may be issued and outstanding on or after the date hereof in respect of, in exchange for, or upon conversion of shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of the Company or otherwise.

               (g) "Company" shall have the meaning assigned to it in the introductory paragraph to this Agreement.

               (h) "Fortress Stockholders" shall mean collectively (i) FBA and
(ii) each of its Permitted Transferees (other than Health Partners or the Individual).

               (i) "Initial Public Offering" shall mean the initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

               (j) "Liens" shall mean any and all liens, mortgages, pledges, claims, rights, charges, security interests or other restrictions or encumbrances.

               (k) "Note Agreement" shall mean the Amendment to the Secured Non-Recourse Promissory Note, dated September 30, 2005, by and between the Individual and BLCI.

               (l) "Permitted Transferee" shall mean, with respect to each Fortress Stockholder, (i) any other Fortress Stockholder, (ii) such Fortress Stockholder's Affiliates and (iii) in the case of any Fortress Stockholder, (A) any general or limited partner or member of such Fortress Stockholder, (B) any corporation, partnership, limited liability company or other entity that is an Affiliate of such Fortress Stockholder or any general or limited partner of such Fortress Stockholder (collectively, "Stockholder Affiliates"), (C) any investment funds managed directly or indirectly by such Fortress Stockholder or any Stockholder Affiliates (a "Stockholder Fund"), (D) any general or limited partner of any Stockholder Fund, (E) any managing director, general partner, director, limited partner, officer or employee of any Stockholder Affiliate, or any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (E) (collectively, "Stockholder Associates") or (F) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which consist solely of any one or more of such Stockholder, any general or limited partner of such Fortress Stockholder, any Stockholder Affiliates, any Stockholder Fund, any Stockholder Associates, their spouses or their lineal descendants.

               (m) "Person" shall mean any individual, firm, corporation, partnership, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

               (n) "Pro Rata Share" shall mean the ratio of (x) the number of shares of Common Stock then held by a Person to (y) the total number of shares of Common Stock then outstanding.

               (o) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

               (p) "Tag-Along Notice " shall have the meaning assigned to it in
Section 3.1(b).

               (q) "Tag-Along Notice Period" shall have the meaning assigned to it in Section 3.1(b).

               (r) "Third Party" shall mean any Person other than a Permitted Transferee.

               (s) "Third Party Offer" shall have the meaning assigned to it in
Section 3.1(a).

               (t) "Third Party Notice" shall have the meaning assigned to it in
Section 3.1(a).

               (u) "Transfer" shall mean, with respect to any shares of Common Stock, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Common Stock or any participation or interest therein, whether directly or indirectly, or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation, or other transfer of such Common Stock or any participation or interest therein or any agreement or commitment to do any of the foregoing.

               (v) "Transferring Stockholder" shall have the meaning assigned to it in Section 3.1(a).


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
                                   ARTICLE II

                         EXCHANGE; TRANSFER RESTRICTIONS

          Section 2.1 Exchange of Membership Interests. Immediately after the consummation of the Brookdale Merger, FBA will convey, assign, transfer and deliver to the Individual, free and clear of all Liens (other than pursuant to the Note Agreement), and the Individual will acquire and accept from FBA, an aggregate of 248,723 shares of Common Stock (the "Shares"), including FBA's right, title and interest therein and thereto, free and clear of all Liens, in exchange for the conveyance, assignment, transfer and delivery to FBA, free and clear of all Liens, of all of the Individual's Membership Interests in FBA, including all of the Individual's right, title and interest therein.

          Section 2.2 Transfer Restrictions.

               (a) The Individual shall not (voluntarily or involuntarily) directly or indirectly, Transfer his Shares or any economic benefit therein (including a Transfer pursuant to a foreclosure sale of any of the assets of the Individual), or in any part thereof without the prior written consent of the Board (which may be withheld for any or no reason) except as provided in Article III hereof.

               (b) Any purported Transfer of Shares or any economic interest therein not in compliance with Section 2.1 hereof shall be null and void ab initio, regardless of any notice provided to the Company, and shall not create any obligation or liability of the Company to the purported transferee.

               (c) In the case of an attempted Transfer of any Shares or any economic benefit therein that is not in compliance with Section 2.1, the parties engaging or attempting to engage in such Transfer shall indemnify and hold harmless the Company and the Board from all cost, liability and damage that any of such indemnified persons may incur (including, without limitation, incremental tax liability and attorneys' fees and expenses) as a result of such Transfer or attempted Transfer and the enforcement of this indemnity.

          Section 2.3 Legend. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

"The shares represented by this certificate are subject to the provisions contained in the Exchange and Stockholders Agreement dated as of September 30, 2005."


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
                                   ARTICLE III

                         TAG-ALONG AND DRAG-ALONG RIGHTS

          Section 3.1 Tag-Along Rights.

               (a) Except for Transfers to (i) Permitted Transferees, and (ii) Transfers permitted by the express terms of Section 3.2, if a Fortress Stockholder (the "Transferring Stockholder") intends to Transfer any or all of the Common Stock then owned by or in the name of such Transferring Stockholder to a Third Party (each, a "Third Party Offer"), the Transferring Stockholder shall promptly, acting in good faith (A) cause the Third Party Offer to be reduced to writing, which shall identify the Third Party, the Common Stock proposed to be transferred to the Third Party by the Transferring Stockholder, the price to be paid in cash by the Third Party and all other material terms and conditions of the Third Party Offer and (B) provide written notice (the "Third Party Notice") of such Third Party Offer to the Individual, which Third Party Notice shall (x) contain an offer by such Third Party to purchase or otherwise acquire from the Individual the Individual's Shares (to the extent such Third Party Offer shall be allocable to the Individual pursuant to Section 3.1(c) hereof) on the same terms and conditions as the Third Party Offer and (y) be accompanied by a true and correct copy of the Third Party Offer.

               (b) If the Individual desires to accept the offer set forth in the Third Party Notice, the Individual shall, within five (5) Business Days after the date the Third Party Notice is received by the Individual (as such period may be extended pursuant to Section 3.1(d) hereof) (each, a "Tag-Along Notice Period"), deliver a written notice to the Transferring Stockholder (each, a "Tag-Along Notice"), which notice shall (i) specify the number of Shares that the Individual wishes to Transfer pursuant to the Third Party Offer and the number of Shares then owned by the Individual and (ii) constitute a firm acceptance by the Individual of the Third Party Offer, except as otherwise provided in Sections 3.1(c) and (d) hereof.

               (c) If the Individual gives the Transferring Stockholder a timely Tag-Along Notice, then the Transferring Stockholder shall use all reasonable efforts to cause the Third Party to agree to acquire all Shares identified in all Tag-Along Notices that are timely given to the Transferring Stockholder, upon the same terms and conditions as are applicable to the Transferring Stockholder's Common Stock. If such Third Party is unwilling or unable to acquire all of such Shares upon such terms, then the Transferring Stockholder may elect to either cancel such proposed Transfer or allocate the maximum number of shares of Common Stock that such Third Party is willing to purchase among the Transferring Stockholder and the Individual, with (i) the Individual permitted to sell that number of Shares corresponding to the product of (x) its Pro Rata Share and (y) the maximum number of shares of Common Stock that such Third Party is willing to purchase and (ii) the Transferring Stockholder permitted to sell the number of shares of

Common Stock equal to the remaining shares of Common Stock that such Third Party is willing to purchase.

               (d) In the event that the terms and conditions of any Third Party Offer shall be modified in any way prior to the consummation of the respective Transfers of Common Stock contemplated by such Third Party Offer, the Transferring Stockholder shall send a copy of the amended Third Party Offer to the Individual. If the Individual desires to amend or withdraw its Tag-Along Notice, the Individual may do so by delivering notice within three (3) Business Days after receipt of such amended Third Party Offer to the Transferring Stockholder. If such notice is not timely delivered, the Individual shall be deemed to have elected to participate in such Third Party Offer under the terms and conditions of the amended Third Party Offer.

               (e) Within three (3) Business Days after the termination of the Tag-Along Notice Period (including any extension thereof) with respect to any Third Party Offer, the Transferring Stockholder, after review of the Tag-Along Notice, if any, received, and notices of withdrawal, if any, shall, if the Individual has delivered a Tag-Along Notice and has not delivered a notice of withdrawal, give written notice to the Individual of (A) the Individual 's Shares to be purchased pursuant to the Third Party Offer, showing the basis for the calculation thereof, and (B) the time and place of the closing, which shall occur not fewer than two (2) Business Days and not more than thirty (30) Business Days from the date such notice is given. At the closing, the Individual shall, and hereby covenants to, Transfer the Individual's Shares to be sold to such Third Party free and clear of any and all Liens against payment of the purchase price for such Shares. If the Individual fails to deliver any Shares to the Third Party, the Transferring Stockholder shall be entitled to increase accordingly the number of shares of Common Stock that it may Transfer in connection with the Third Party Offer. If such Third Party does not purchase such Shares from the Individual on the same terms and conditions applicable to the Transferring Stockholder, then the entire proposed Transfer by the Transferring Stockholder to such Third Party shall be invalid.

               (f) If at the termination of the Tag-Along Notice Period (and any extension thereof) the Individual shall not have accepted the offer contained in the Third Party Notice, the Individual shall be deemed to have waived any and all of his or its rights under this Section 3.1 to Transfer his Shares to such Third Party on the terms specified in the Third Party Offer pursuant to that Third Party Notice but not pursuant to any subsequent Third Party Notice.

          Section 3.2 Drag-Along Rights.

               (a) If the Board approves a sale of the Company or substantially all of its assets to a Third Party (an "Approved Sale"), whether by way of merger, consolidation, sale of interests or assets, or otherwise, the Individual shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as (i) a merger or consolidation of the Company, or a sale of all or substantially all of the Company's assets, the Individual shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale, or
(ii) a sale of Common Stock, the Individual shall agree to sell the Individual's Shares on the terms and conditions approved by the Board in accordance with the terms hereof. The Individual shall take all necessary and desirable actions approved by the Board in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonably necessary (i) to provide the representations, warranties, indemnities, covenants, conditions, escrow agreements and other provisions and agreements relating to such Approved Sale, to the extent reasonably customary in similar transactions, and (ii) to effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale as set forth below.

               (b) The obligations of the Individual pursuant to this Section
3.2 are subject to the following conditions:

                    (i) upon consummation of the Approved Sale, the Individual shall receive from the Approved Sale the same amount of consideration with respect to each of its Shares that all other holders of Common Stock shall receive with respect to each share of such Common Stock;

                    (ii) if any holder of Common Stock is given an option as to the form and amount of consideration to be received, the Individual will be given the same option;

                    (iii) the Individual shall not be obligated to make any out-of-pocket expenditure prior to the consummation of the Approved Sale (excluding modest expenditures for postage, copies, etc.) and the Individual shall not be obligated to pay more than his pro rata share (based upon the amount of consideration received) of reasonable expenses incurred in connection with a consummated Approved Sale to the extent such costs are incurred for the benefit of all securityholders of the Company and are not otherwise paid by the Company or the acquiring party, provided that the Individual's liability for such expenses shall be capped at the total purchase price received by the Individual for his Shares; and

               (c) in the event that the Individual is required to provide any representations or indemnities in connection with the Approved Sale (other than representations and indemnities concerning the Individual 's valid ownership of his Shares, free and clear of any and all Liens, the Individual's authority, power and right to enter into and consummate such purchase or merger agreement without violating any other agreement and other representations and indemnities that are individual to the Individual), then the Individual shall not be liable for more than his Pro Rata Share of any liability for misrepresentation or indemnity and such liability shall not exceed the total purchase price received by the Individual for his Shares.

                                   ARTICLE IV

                                 REPRESENTATIONS

     Each party hereto hereby represents and warrants solely as to itself to each of the other parties hereto as follows (except with respect to Section 4.6 hereof, which representation and warranty is made solely by the Individual to each of the other parties hereto):

          Section 4.1 Due Organization, Authorization. Such party is either (a) duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or (b) a natural person that is competent and has legal capacity to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance by such party of this Agreement, if not a natural person, and the consummation by such party of the transactions contemplated hereby, have been duly authorized by all necessary corporate and other action on its part.

          Section 4.2 Enforceability, Etc. This Agreement has been duly executed and delivered by such party. This Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to any limitations imposed by bankruptcy, insolvency, or other laws of general application relating to enforcement of creditors' rights or general equity principles.

          Section 4.3 No Conflicts. The execution, delivery and performance of this Agreement by such party and the consummation by such party of the transactions contemplated hereby will not (a) result in a violation of, be in conflict with or constitute a default (with or without notice or lapse of time or both) under (i) any law applicable to such party or any of its assets, (ii) any provision of its organizational documents, if such party is not a natural person, (iii) any order or judgment of any court or other agency of government applicable to such party or any of its assets or (iv) any contractual restriction binding on or affecting such party or any of its assets or (b) result in the creation or imposition of any lien, mortgage, pledge, claim, right, charge, security interest or other restriction or encumbrance (collectively, "Liens") upon any of such party's assets.

          Section 4.4 Governmental Approvals. To the best of such party's knowledge, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, including under federal or state law or otherwise, is required to be obtained or made by or with respect to such party in connection with its execution and delivery of this Agreement or the consummation of the transactions contemplated hereby by such party (other than those which are not material).

          Section 4.5 Litigation. There is no lawsuit, claim, proceeding or investigation pending or threatened by or against such party or any of its properties, assets, operations, businesses or prospects, which relates to the transactions contemplated by this Agreement.


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
          Section 4.6 Investment

               (a) The Individual is acquiring the Shares for investment for his own account, and not with a view to any distribution thereof in violation of the securities laws. The Individual understands that such Shares have not been registered under the Securities Act by reason of specific exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of such the Individual's representations as expressed herein.

               (b) The Individual's financial condition and investments are such that he is in a position to bear the economic risks of the investment and withstand the complete loss of the investment. The Individual has extensive knowledge and experience in financial and business matters and has the capability to evaluate the merits and risks of an investment in the Common Stock.

               (c) The Individual qualifies as an "accredited investor" as such term is defined in Section 2(15) of the Securities Act and Regulation D promulgated thereunder.

                                    ARTICLE V

                                  MISCELLANEOUS

          Section 5.1 Headings. The headings in this Agreement are for convenience of reference only and shall not control or effect the meaning or construction of any provisions hereof.

          Section 5.2 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, conditions or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

          Section 5.3 Further Actions; Cooperation. The Individual agrees to use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to give effect to the transactions contemplated by this Agreement and the Initial Public Offering, including, without limitation, the prompt execution and delivery of an agreement restricting the transfer of any securities of the Company owned by the Individual as may be required by underwriters to facilitate the marketing of the securities in the Initial Public Offering.

          Section 5.4 Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated on the signature pages of this Agreement or in writing by such party to the other parties:

          (a)  If to the Company to:

                    Brookdale Living Communities, Inc.
                    330 N. Wabash, Suite 1400
                    Chicago, IL 60611
                    Fax: (866) 326-9975
                    Attn: Deborah C. Paskin, Esq.

               with a copy (which shall not constitute notice) to:

                    Fortress Investment Group, LLC
                    1251 Avenue of the Americas, 16th Floor
                    New York, NY 10020
                    Fax: (212) 798-6122
                    Attn: Randal A. Nardone

                    and

                    Skadden, Arps, Slate, Meagher & Flom LLP
                    4 Times Square
                    New York, NY 10036-6522
                    Fax: (212) 735-2000
                    Attn: Joseph A. Coco, Esq.

          (b)  If to any of the Fortress Stockholders, to:

                    c/o Fortress Investment Group, LLC
                    1251 Avenue of the Americas, 16th Floor
                    New York, NY 10020
                    Fax: (212) 798-6122
                    Attn: Randal A. Nardone

               with a copy (which shall not constitute notice) to:

                    Skadden, Arps, Slate, Meagher & Flom LLP
                    4 Times Square
                    New York, NY 10036-6522
                    Fax: (212) 735-2000
                    Attn: Joseph A. Coco, Esq.

          (c)  If to the Individual:

                    Mark J. Schulte
                    23398 Chesapeake
                    Barrington, IL 60010

All such notices, requests, consents and other communications shall be deemed to have been given or made if and when received (including by overnight courier) by the parties at the above addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified above (or at such other address or telecopy number for a party as shall be specified by like notice). Any notice delivered by any party hereto to any other party hereto shall also be delivered to each other party hereto simultaneously with delivery to the first party receiving such notice.

          Section 5.5 Applicable Law. The substantive laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, without regard to conflicts of law doctrines. THE PARTIES HERETO WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO DISPUTES HEREUNDER.

          Section 5.6 Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement, including any such provisions, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

          Section 5.7 Successors and Assigns. Except as otherwise provided herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and permitted assigns of the parties hereto. The Individual may not assign any of its rights hereunder to any Person without the prior written consent of FBA and the Company.

          Section 5.8 Amendments. This Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is in writing and signed by each of the parties hereto.

          Section 5.9 Waiver. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in a writing signed by the party against whom the waiver is to be effective, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

          Section 5.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

          Section 5.11 SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND THE APPELLATE COURTS THEREOF. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT THE ADDRESS FOR NOTICES SET FORTH HEREIN. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          Section 5.12 Injunctive Relief. Each party hereto acknowledges and agrees that a violation of any of the terms of this Agreement will cause the other parties irreparable injury for which an adequate remedy at law is not available. Therefore, each party agrees that each party shall be entitled to an injunction, restraining order, specific performance or other equitable relief from any court of competent jurisdiction, restraining any party from committing any violations of the provisions of this Agreement.

          Section 5.13 Recapitalizations, Exchanges, Etc., Affecting the shares of Common Stock; New Issuances. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Common Stock and to any and all equity or debt securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of, such Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations, reorganizations and the like occurring after the date hereof.

          Section 5.14 Termination. This Agreement shall terminate and the terms of this Agreement shall be of no further force and effect upon the earliest to occur of the following: (i) the mutual consent of all of the parties hereto,
(ii) the consummation of the

Initial Public Offering, (iii) solely with respect to the Fortress Stockholders, such time as the Fortress Stockholders and their respective Affiliates and Permitted Transferees cease to Beneficially Own any Common Stock, and (iv) such time as the Individual shall cease to Beneficially Own any Shares; provided, however, that the provisions of Sections 5.5, 5.11 and this Section 5.14 shall survive the termination of this Agreement.

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                                       13
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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly as of the date first above written.

                                        BROOKDALE LIVING COMMUNITIES, INC.


                                By: /s/ Deborah C. Paskin
                                    --------------------------------------------
                                Name: Deborah C. Paskin
                                      ------------------------------------------
                                Title: Executive Vice President, General Counsel
                                       -----------------------------------------


                                FORTRESS BROOKDALE ACQUISITION LLC


                                By: /s/ Randal A. Nardone
                                    ------------------------------------
                                Name: Randal A. Nardone
                                      ----------------------------------
                                Title:
                                       ---------------------------------

                                /s/ Mark J. Schulte
                                ----------------------------------------
                                MARK J. SCHULTE